Exhibit 99.2

SIRENZA MICRODEVICES, INC.

      AMENDED AND RESTATED 1998 STOCK PLAN

      NOTICE OF GRANT OF STOCK PURCHASE RIGHT

      Unless otherwise defined herein, the terms defined in the amended and restated 1998 Stock Plan shall have the same defined meanings in this Notice of Grant of Stock Purchase Right (the "Notice of Grant").

      Grantee: [Name]

      Address: [Address]

      You have been granted the right to purchase Common Stock of the Company, subject to the Company's Reacquisition Right (as described in the attached Restricted Stock Purchase Agreement (the "Agreement")), as follows:

      Date of Grant [Date of Grant]

      Price Per Share $0.001

      Total Number of Shares Subject [Number]

      to Stock Purchase Right

      Expiration Date: [Expiration Date]

      YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the Plan and the Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Agreement as a condition to receiving any shares under this Stock Purchase Right.

      GRANTEE: SIRENZA MICRODEVICES, INC.

      ________________________________ _____________________________________

      Signature By

      ________________________________ _____________________________________

      Print Name Title

      EXHIBIT A-1

      SIRENZA MICRODEVICES, INC.

      AMENDED AND RESTATED 1998 STOCK PLAN

      RESTRICTED STOCK PURCHASE AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

WHEREAS the individual named in the Notice of Grant of Stock Purchase Right (the "Grantee") is a Service Provider and the Grantee's continued participation is considered by the Company to be important for the Company's continued growth; and

WHEREAS in order to give the Grantee an opportunity to acquire an equity interest in the Company as an incentive for the Grantee to participate in the affairs of the Company, the Administrator has granted to the Grantee a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant of Stock Purchase Right (the "Notice of Grant"), which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

NOW THEREFORE, the parties agree as follows:

    Sale of Stock. The Company hereby issues and sells to the Grantee, and the Grantee hereby purchases from the Company, for the promise of services to be provided to the Company over the vesting period set forth in Section 3 below, and as a separate incentive in connection with his or her employment or engagement as a Service Provider and not in lieu of any salary or other compensation for his or her services, a number of shares of the Company's Common Stock (the "Restricted Stock") as provided in the Notice of Grant, subject to all of the terms and conditions in this Agreement and the Plan. The Company and Grantee hereby acknowledge and agree that the value of the Grantee's promise to render services over the vesting period set forth in Section 3 is sufficient consideration for the purchase of the shares of Restricted Stock and equals or exceeds the purchase price for such shares.
    Reacquisition Right. In the event the Grantee ceases to be a Service Provider for any or no reason (including death or Disability) before any or all of the shares of Restricted Stock are released from the Company's Reacquisition Right (see Section 3), all such unreleased shares will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company (the "Reacquisition Right"). The Grantee will not be entitled to any compensation for any shares of Restricted Stock returned to the Company pursuant to this Section 2. Upon the Grantee's ceasing to be a Service Provider, the Company will automatically and without need of further action become the legal and beneficial owner of such shares and all rights and interests therein or relating thereto, and the Company will have the right to take any and all actions it deems appropriate to retain and perfect the transfer to its own name the number of shares of Restricted Stock being reacquired by the Company.
    Release of Shares From Reacquisition Right.
      Vesting Schedule. Forty percent (40%) of the total number of shares of Restricted Stock purchased hereunder will be released from the Company's Reacquisition Right on the date that is six (6) months following the Date of Grant set forth in the related Notice of Grant, and the remaining sixty percent (60%) of the total number of shares of Restricted Stock purchased hereunder will be released from the Company's Reacquisition Right on the date that is twelve (12) months following the Date of Grant set forth in the related Notice of Grant, in each case provided that the Grantee continues to be a Service Provider through each such date; provided, however, that in the event that the Grantee ceases to be a Service Provider prior to either such restriction lapse date by reason of death, Disability, termination for convenience or a reduction in force, as opposed to by reason of resignation, retirement, termination for cause or termination due to gross misconduct (with the reason for termination to be conclusively determined in each case by Company management (or, in the case of an Officer, by the Compensation Committee of the Board of Directors) in its sole and absolute discretion), then effective as of immediately prior to such termination event, all shares of Restricted Stock purchased hereunder will be released from the Company's Reacquisition Right.
      Unreleased Shares. Any of the shares that have not yet been released from the Reacquisition Right are referred to herein as "Unreleased Shares."
    Restriction on Transfer. Except for the escrow described in Section 5 or the transfer of the shares to the Company contemplated by this Agreement, none of the shares or any beneficial interest therein will be transferred, encumbered or otherwise disposed of in any way until such shares are released from the Company's Reacquisition Right in accordance with the provisions of this Agreement. Any distribution or delivery to be made to the Grantee under this Agreement will, if the Grantee is then deceased, be made to the Grantee's designated beneficiary, or if no beneficiary survives the Grantee, to the administrator or executor of the Grantee's estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
    Escrow of Shares.
      All shares of Restricted Stock will, upon execution of this Agreement, be delivered and deposited with an escrow holder designated by the Company (the "Escrow Holder"). The shares of Restricted Stock and stock assignment will be held by the Escrow Holder until such time as the Company's Reacquisition Right expires or the date the Grantee ceases to be a Service Provider.
      The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.
      Upon the Grantee's termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the Unreleased Shares to the Company. The Grantee hereby appoints the Escrow Holder with full power of substitution, as the Grantee's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Grantee to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unreleased Shares to the Company upon such termination.
      When a portion of the shares has been released from the Reacquisition Right, upon request, the Escrow Holder will take all steps necessary to accomplish the transfer of the Unreleased Shares to the Grantee.
      Subject to the terms hereof, the Grantee will have all the rights of a shareholder with respect to the shares while they are held in escrow, including without limitation, the right to vote the shares and to receive any cash dividends declared thereon.
      In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change the Grantee will in his capacity as owner of Unreleased Shares that have been awarded to him be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. If the Grantee receives rights or warrants with respect to any Unreleased Shares, such rights or warrants may be held or exercised by the Grantee, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
      The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement.
    Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the shares of Restricted Stock may be released from the escrow established pursuant to Section 5, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Grantee with respect to the payment of income, employment, social welfare and other state, federal, foreign or domestic taxes which the Company determines must be withheld with respect to such shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Grantee to satisfy such tax withholding obligation, in whole or in part by one or more of the following (or by any other means as the Company may specify): (a) paying cash, (b) electing to have the Company withhold otherwise deliverable shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such shares otherwise deliverable to Grantee through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. If the Grantee fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable shares otherwise are scheduled to vest pursuant to Section 3, the Grantee will permanently forfeit such shares and the shares will be returned to the Company at no cost to the Company. The Grantee has reviewed with the Grantee's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee's own tax liability that may arise as a result of the transactions contemplated by this Agreement.
    Legends. The share certificate evidencing the shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REACQUISITION AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

    General Provisions.
      This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the shares by the Grantee. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.
      Any notice, demand or request required or permitted to be given by either the Company or the Grantee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

      Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

      The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Grantee under this Agreement may only be assigned with the prior written consent of the Company.
      Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.
      The Grantee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.
      GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING GRANTEE) AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING GRANTEE) TO TERMINATE GRANTEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Grantee's signature below, Grantee represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Grantee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Grantee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Grantee further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED: ____________________, 20___

GRANTEE: SIRENZA MICRODEVICES, INC.

___________________________________ __________________________________

Signature By

_____ ____________ __________________________________

Print Name Title

      ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, _____________________________________, hereby sell, assign and transfer unto ___ _, (__________) shares of the Common Stock of Sirenza Microdevices, Inc., standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between Sirenza Microdevices, Inc. and the undersigned dated __________________________.

Dated: _______________, _____

Signature:______________________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Reacquisition Right, as set forth in the Agreement, without requiring additional signatures on the part of the Grantee.